UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2019
Date of Report (Date of earliest event reported):

Green Hygienics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13795 Blaisdell Place, Suite 202, Poway, CA 92064
(Address of principal executive offices, including zip code)

1 (855) 802-0299
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Common Stock	GRYN	OTCMKTS

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Our previous independent registered public accounting firm:

(i)	On August 15, 2019, Saturna Group Chartered Professional Accountants LLP (“Saturna Group”) provided notice that they could no longer provide audit services to the Company.

(ii)
The reports of Saturna Group on our company’s financial statements as of and for the fiscal years ended July 31, 2018 and  2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our company’s ability to continue as a going concern.

(iv)
Our company has requested that Saturna Group furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The letter of Saturna Group is incorporated into this report as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On September 9, 2019, our company engaged M&K CPAs as our new independent registered public accounting firm.  During the two most recent fiscal years and through July 31, 2019, our company had not consulted with M&K CPAs regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on our company’s financial statements, and none of the following was provided to our company: (a) a written report, or (b) oral advice was provided that M&K CPAs concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 8.01 Other Events

During the week of October 20, 2019, the Company issued 1,850,000 shares of restricted common stock to advisers and consultants.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Saturna Group Chartered Professional Accountants LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019	By:/s/ Ron Loudon
Ronald Loudoun
President and Director

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